MERRILL LYNCH
HIGH INCOME
MUNICIPAL BOND
FUND, INC



[FUND LOGO]
STRATEGIC
         Performance



Quarterly Report
May 31, 1997



This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch High Income Municipal Bond Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Merrill Lynch High Income
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                              #11677 -- 5/97



Merrill Lynch High Income Municipal Bond Fund, Inc.

DEAR SHAREHOLDER

For the three-month period ended May 31, 1997, Merrill Lynch High Income Municipal Bond Fund, Inc. earned $0.163 per share income dividends, representing a net annualized yield of 5.85%, based on a per share net asset value of $11.17 as of May 31, 1997. Over the same period, the Fund's total investment return was +1.66%, based on a change in per share net asset value from $11.15 to $11.17, and assuming reinvestment of $0.162 per share income dividends.

The Municipal Market Environment
Long-term municipal bond yields were essentially unchanged during the three months ended May 31, 1997. Bond yields initially rose as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue and that the increase in short-term interest rates administered by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 25 basis points (0.25%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth, any inflationary pressures, part-icularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally for the remainder of the three-month period ended May 31, 1997 with long-term US Treasury bond yields falling nearly 25 basis points to end the month at 6.90%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 25 basis points to stand at 5.91% by May 31, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. Over the past six months, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of more than 3% versus the corresponding period a year earlier. During the last three months, $45 billion in new long-term municipal bonds was issued, a 5% decline in issuance as compared to the three months ended May 31, 1996. Overall investor demand has remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand has increased whenever tax-exempt bond yields have approached or exceeded the 6% level as they have in the past few months. Additionally, during the coming June and July, municipal bond market investors are expected to receive over $50 billion in payment from tax-exempt bond maturities, coupon payments, and the proceeds from advance and current refundings. It is likely that, despite the continued allure of the US equity market, much of the assets will be reinvested in tax-advantaged products suggesting that investor demand will remain strong in the coming months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues, and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently generally were underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All of these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
Despite relatively low volume in the tax-exempt high-yield new issue market, we successfully purchased $12 million in bonds bearing an average weighted yield of 7.07%. In a continuation of our focus on corporate-related debt, over half of the recent acquisitions are securities backed by Continental Airlines, Inc. and Tucson Electric Power Company. Both companies have emerged from serious financial straits dating back to the early 1990s and are currently demonstrating signs of continued improvement in their respective credit characteristics. In addition to providing liquidity and an attractive stream of tax-exempt income, these bonds are likely to outperform in a variety of market environments.

We continue to maintain a fairly stable asset base in the Fund with net assets totaling just over $200 million for the last several months. With only a modest positive cash flow, we must rely on proceeds from the sale of existing holdings in order to finance the purchase of new acquisitions. For some time now, our strategy has been to actively man-age the Fund's call exposure in an effort to lock in premiums when available, ensure stability of the dividend stream and redeploy assets toward new commitments with better performance characteristics. The May quarter proved an exception as careful scrutiny of both the trading levels and financial prospects of certain holdings possessing acceptable call provisions revealed an opportunity to exact an aggressive price given what appeared to be emerging credit weaknesses. While somewhat of a departure from the focus on call structure, these measures still reflect a fundamental strategy designed to seek out value and capitalize on opportunities as they present themselves in the marketplace. To be sure, we will continue to manage the portfolio's overall call exposure but only within the greater context of balancing these efforts with those designed to seek to enhance total return.

Our outlook continues to be governed more by specific issues relating to the tax-exempt high-yield market than a preoccupation with the near-term direction of long-term interest rates. Given the Fund's objective and investment parameters, it is our opinion that we can enhance total return potential through careful analysis of both credit and pricing characteristics within the context of the portfolio itself as well as the market at large.

In Conclusion
We appreciate your investment in Merrill Lynch High Income Municipal Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ THEODORE R. JAECKEL JR.
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

June 23, 1997




Merrill Lynch High Income Municipal Bond Fund, Inc.       May 31, 1997

PORTFOLIO COMPOSITION

For the Quarter Ended May 31, 1997

Top Ten States*

Pennsylvania                 12.35%

New Jersey                   11.91

Texas                         9.37

Massachusetts                 7.81

Illinois                      6.33

Colorado                      6.30

Georgia                       5.43

New York                      5.25

Missouri                      4.79

Louisiana                     4.15
                            ------
Total Top Ten                73.69
Total Others                 26.31
                            ------
Total Portfolio             100.00%
                            ======

Net assets as of May 31, 1997 were $205,416,892.

[GRAPHIC PIE CHART OMITTED: QUALITY RATINGS]

Quality Ratings*
(Based on Nationally Recognized Rating Services)

AAA/Aaa -- 12%

AA/Aa   --  2%

A/A     --  2%

BBB/Baa -- 17%

BB/Ba   -- 14%

B/B     --  9%

NR+     -- 42%

Other++ --  2%

*  Based on total market value of the portfolio as of May 31, 1997.
+  Not Rated.
++ Temporary investments in short-term municipal securities.

OFFICERS AND DIRECTORS
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863